UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) April 18, 2013

AutoNation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment to Form 8-K is filed solely to correct a clerical error in the press release filed as Exhibit 99.1 to AutoNation, Inc.’s Current Report on Form 8-K filed on April 18, 2013 (the “Original Report”). The “Common shares outstanding, net of treasury stock, at September 30” caption in the Unaudited Condensed Consolidated Income Statements included in Exhibit 99.1 to the Original Report has been changed to “Common shares outstanding, net of treasury stock, at March 31.” Other than correcting this error in the caption, all other information included in the Original Report is unchanged. For convenience, we have included in this filing the Original Report, as amended.

Item 2.02	Results of Operations and Financial Condition.
On April 18, 2013, AutoNation, Inc. (“AutoNation” or the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended March 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
Investors and others should note that we announce material financial information using our company website (www.autonation.com), our investor relations website (investors.autonation.com), SEC filings, press releases, public conference calls and webcasts. Information about AutoNation, its business, and its results of operations may also be announced by posts on the following social media channels:

•	AutoNation’s Twitter feed (www.twitter.com/autonation)

•	Mike Jackson’s Twitter feed (www.twitter.com/CEOMikeJackson)

•	AutoNation’s Facebook page (www.facebook.com/autonation)

•	Mike Jackson’s Facebook page (www.facebook.com/CEOMikeJackson)
The information that we post on these social media channels could be deemed to be material information. As a result, we encourage investors, the media, and others interested in AutoNation to review the information that we post on these social media channels. These channels may be updated from time to time on AutoNation’s investor relations website.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished as part of this report:

99.1	Press Release of AutoNation, Inc. dated April 18, 2013 regarding results of operations for the fiscal quarter ended March 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	April 18, 2013	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary